Exhibit 99.4

Report of Independent Accountants on Applying

Agreed-Upon Procedures

VineBrook Homes Operating Partnership, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by VineBrook Homes Operating Partnership, L.P. (the “Company” as the engaging party), BofA Securities, Inc., Mizuho Securities USA LLC, Citizens JMP Securities, LLC, J.P. Morgan Securities LLC, and Truist Securities, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets (the “Properties”) included on the Initial Data Tape and the Final Data Tape (as defined below) with respect to the VINE 2023-SFR1 Trust securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets included on the Initial Data Tape and the Final Data Tape.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, for Procedure 1, the Specified Parties agreed on a sample size of 718 Properties (the “Sample Properties”), which the Specified Parties instructed us to randomly select from the pool of 2,778 assets on the Initial Data Tape identified by the Company as being the Properties that will collateralize the Transaction. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Initial Data Tape or the Final Data Tape based on the sample size and results of the procedures performed.

In connection with the Transaction, for Procedure 4, the Specified Parties have requested that the procedures be performed on the entire pool of assets on the Final Data Tape identified by the Company as being the Properties that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: 646-471-3000, www.pwc.com/us

•	The conformity of the assets to stated underwriting, standards, criteria or other requirements;
•	The value of such assets; and
•	The compliance of the originator or purchaser of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, the loan agreement or other offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	The reasonableness of any of the assumptions provided by the Responsible Party; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Initial Data Tape or the Final Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the tolerances stated in Exhibit 1 of this AUP Report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

  The phrase “compared” refers to the comparison of one or more Specified Attributes to underlying documentation.
  The phrase “recalculated” refers to a recalculation of one of more Specified Attributes using a prescribed methodology.
  The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided tolerance level (if any), as indicated within Exhibit 1 and Exhibit 2.

  The phrase “Property Cut-Off Date” refers to August 31, 2023.
  The phrase “Data Room” refers to Box, used by the Company to store the Source Documents used for the purposes of our procedures.
  The phrase “Lease Review Period” refers to information provided by the Company from October 19, 2023 to October 31, 2023.
  The phrase “Sample Attributes” refers to the Lease Start, Lease End, Mo. Actual Base Rent, Bulk Portfolio?, Acquisition Date, and Contract Purchase Price data attributes.
  The phrase “Specified Attributes” refers to the Sample Attributes and the data fields listed in Exhibit 2. These Specified Attributes were selected by the Specified Parties for our procedures.

The “Data Files” refer to the following files provided to us by the Company:

  An electronic data file labeled “VINE 2023 SFR-1 - Data Tape_10.31.2023_.xlsx”, provided via Data Room, containing the Specified Attributes and other data attributes for the pool of assets identified by the Company as being the Properties that will collateralize the Transaction (the “Initial Data Tape”);
  An electronic data file labeled “VINE 2023 SFR-1 - Data Tape_11.7.2023_FINAL__.xlsx”, containing the Specified Attributes and other data attributes for the pool of assets identified by the Company as being the Properties that will collateralize the Transaction (the “Final Data Tape”);
  Resident ledgers provided on Box from the Company’s property management system containing the transaction history of each Month-to-Month Sample Property (together, the “MTM Support File”);
  Certain 1) lease agreement, amendment, addendum, and/or renewal letters and 2) settlement statements for the Properties (the “Source Documents”); and
  Certain electronic data files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”), listed and defined as follows:
    An email from the Company received on October 26, 2023 at 8:58am (the “Support Email”);
    Two electronic data files labeled “Vinebrook Client Daily Status Update 101123.xlsx” and “7100975007_1_17131923.pdf” (together, the “BPO Results File”);
    An electronic data file labeled “VineBrook HOA Discrepancy Review Results - 11.6.2023.xlsx” and an email from the Company received on November 7, 2023 at 1:35pm (together, the “HOA Support File”);
    An electronic data file labeled “PWC Tie Out VineBrook_ABS Securitization Tape 10.26 .xlsx” (the “CapEx File”); and
    An electronic data file labeled “pwc data - 10.30.2023 - w outs. bal.xlsx” (the “Support File”).

Procedures Performed

Procedure 1	For each of the Sample Properties, using the information, instruction, and assumptions provided by the Company as listed in Exhibit 1, we compared the Sample Attributes as shown on the Initial Data Tape to the corresponding information in the applicable Source Documents provided by the Company prior to the expiration of the Lease Review Period. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the tolerances listed in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Attributes on the Initial Data Tape for the Sample Properties to the Source Documents and found them to be in agreement, with the exception of the following differences (the “Purchase and Lease Discrepancies”):

Table 1: Purchase and Lease Discrepancies

#	Included on the Final Data Tape?	Sample Attribute	Initial Data Tape Value	Source Document Value
1	Yes	Mo. Actual Base Rent	$1,200.00	$1,296.00
19	Yes	Mo. Actual Base Rent	$1,565.00	$1,680.00
24	Yes	Contract Purchase Price	$131,000.00	$130,000.00
35	Yes	Mo. Actual Base Rent	$1,150.00	$1,208.00
84	Yes	Mo. Actual Base Rent	$1,350.00	$1,418.00
175	Yes	Mo. Actual Base Rent	$1,295.00	$1,360.00
198	Yes	Mo. Actual Base Rent	$1,400.00	$1,440.00
247	Yes	Lease End	September 5, 2023	September 5, 2024
283	No	Lease Start	February 24, 2023	A lease signed by both parties was not available for this Property.
283	No	Lease End	February 23, 2024	A lease signed by both parties was not available for this Property.
283	No	Mo. Actual Base Rent	$1,040.00	A lease signed by both parties was not available for this Property.
300	Yes	Mo. Actual Base Rent	$1,675.00	$1,850.00
364	Yes	Mo. Actual Base Rent	$1,400.00	$1,440.00
368	Yes	Lease Start	November 28, 2022	November 28, 2023
368	Yes	Lease End	November 27, 2023	November 27, 2024
416	Yes	Lease Start	January 1, 2023	January 2, 2024
416	Yes	Lease End	January 1, 2024	January 1, 2025
416	Yes	Mo. Actual Base Rent	$1,648.00	$1,698.00
424	Yes	Mo. Actual Base Rent	$1,045.00	$1,125.00
430	Yes	Mo. Actual Base Rent	$1,175.00	$1,235.00
431	Yes	Lease Start	November 25, 2022	November 25, 2023
431	Yes	Lease End	November 24, 2023	November 24, 2024
464	Yes	Mo. Actual Base Rent	$885.00	$925.00
486	Yes	Mo. Actual Base Rent	$1,525.00	$1,625.00
492	Yes	Mo. Actual Base Rent	$1,155.00	$1,120.00
515	Yes	Lease Start	December 16, 2022	December 16, 2023
515	Yes	Lease End	December 15, 2023	December 15, 2024
582	Yes	Mo. Actual Base Rent	$1,200.00	$1,260.00
693	Yes	Lease Start	October 1, 2023	November 1, 2023

#	Included on the Final Data Tape?	Sample Attribute	Initial Data Tape Value	Source Document Value
693	Yes	Lease End	November 30, 2023	June 30, 2024
696	Yes	Lease Start	November 30, 2022	November 30, 2023
696	Yes	Lease End	November 29, 2023	November 29, 2024
713	No	Lease End	January 24, 2023	January 24, 2024

Procedure 2	For each of the Sample Properties included on the Final Data Tape provided by the Company, we performed the following procedures:

a)	For each Sample Attribute relating to the Purchase and Lease Discrepancies, we compared the “Source Document Value” shown in Table 1 to the corresponding Sample Attribute value on the Final Data Tape and found them to be in agreement; and

b)	For each Sample Attribute that did not have a Purchase and Lease Discrepancy, we compared the Initial Data Tape to the Final Data Tape and found them to be in agreement.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Final Data Tape based on the sample size and results of the procedures performed.

Procedure 3	On the Final Data Tape, we identified 84 Properties where the Month to Month? data attribute was equal to “Yes”. Of these 84 Properties, 23 of the Properties (the “Month-to-Month Sample Properties”) were part of the Sample Properties. Using the MTM Support File provided by the Company, the Final Data Tape, and the methodology provided by the Company, we observed that for each of the Month-to-Month Sample Properties:

a)	the Leased Status data attribute was equal to “Yes” and the Current Vacancy Status data attribute was equal to “Occupied” on the Final Data Tape;

b)	the Lease End Sample Attribute was prior to the Property Cut-Off Date; and

c)	as indicated in the MTM Support File, the tenant had been charged and paid rent for the month of August 2023, or if rent was unpaid and overdue by more than 30 days as of the Property Cut-Off Date, the Delinquent? data attribute was equal to “Yes” on the Final Data Tape.

Based on the procedure performed, we found the Month to Month? data attribute to be in agreement for the Month-to-Month Sample Properties.

Procedure 4	Using the information, instruction, and assumptions provided by the Company, for each of the Properties represented on the Final Data Tape, we performed the respective procedures for the data fields listed in Exhibit 2. The Company provided the Final Data Tape, Supplemental Data Files and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

In performing this procedure, we received one or more preliminary data files and performed certain procedures as set forth in Exhibit 2. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate.

We performed this procedure on the Final Data Tape, and we either (i) compared the information on the Final Data Tape to the Supplemental Data Files, as applicable or (ii) compared the recalculated values to the corresponding values on the Final Data Tape, as applicable, and, in each case, found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the collateral assets included on the Initial Data Tape and the Final Data Tape. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 8, 2023

Exhibit 1

Sample Attribute: Lease Start

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” was the lease agreement, lease addendum, lease renewal letter, or estoppel most recently uploaded to the Data Room by the Company as of the end of the Lease Review Period and signed by the tenant. We make no comment as to the authenticity or validity of any signature.

For Properties where the Leased Status data attribute equals “Yes”, we compared the Lease Start Sample Attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Lease End

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” was the lease agreement, lease addendum, lease renewal letter, or estoppel most recently uploaded to the Data Room by the Company as of the end of the Lease Review Period and signed by the tenant. We make no comment as to the authenticity or validity of any signature.

For Properties where the Leased Status data attribute equals “Yes”, we compared the Lease End Sample Attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Mo. Actual Base Rent

Tolerance Level: +/- $30

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” was the lease agreement, lease addendum, lease renewal letter, or estoppel most recently uploaded to the Data Room by the Company as of the end of the Lease Review Period and signed by the tenant. We make no comment as to the authenticity or validity of any signature.

For Properties where the Leased Status data attribute equals “Yes”, we compared the Mo. Actual Base Rent Sample Attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Bulk Portfolio?

Tolerance Level: N/A

Comparison Instructions:

1)	If multiple properties are listed on either the settlement statement or the purchase agreement for the Sample Property, compared the Bulk Portfolio? Sample Attribute to “Yes”.

2)	If only one property was listed on the settlement statement for the Sample Property, compared the Bulk Portfolio? Sample Attribute to “No”.

Sample Attribute: Acquisition Date

Tolerance Level: +/- 30 days

Comparison Instructions:

Compared the Acquisition Date Sample Attribute to information available on the settlement statement for the Sample Property.

Sample Attribute: Contract Purchase Price

Tolerance Level: +/- $10

Comparison Instructions:

If multiple properties are listed on either the purchase agreement or settlement statement, and the aggregate purchase price for the portfolio acquisition is not disaggregated at the property level on the purchase agreement or settlement statement, compared the Contract Purchase Price Sample Attribute to information available in the applicable purchase price allocation schedule for the relevant portfolio acquisition provided by the Company.

If only one property was listed on the settlement statement, compared the Contract Purchase Price Sample Attribute to the “Sale Price of Property”, “Contract Sales Price”, or “Sale Price” (as applicable) shown on the settlement statement plus any “Assignment Fee”, “Buyer’s Premium” and “Credit to Seller” shown on the settlement statement for the Sample Property.

Exhibit 2

Data Field	Procedure	Calculation	Data File(s)	Comments
Address	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Address Line 1)
City	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property City)
State	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property State)
Zip	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Zip Code)
MSA	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (Market)
Condo?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support Email
Pool?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support Email

Data Field	Procedure	Calculation	Data File(s)	Comments
HOA?	Recalculate and compare	Recalculation: if the Property was included on the HOA Support File, then “Yes”; otherwise, if HOA Expense > $0, then “Yes”; otherwise, “No”	Final Data Tape (HOA Expense) HOA Support File
Acquisition Basis	Final Data Tape to Supplemental Data File electronic comparison	n/a	CapEx File
Initial CapEx	Final Data Tape to Supplemental Data File electronic comparison	n/a	CapEx File
Ongoing CapEx	Final Data Tape to Supplemental Data File electronic comparison	n/a	CapEx File
All in Cost	Recalculate and compare	Recalculation: Acquisition Basis + Initial CapEx + Ongoing CapEx	Final Data Tape (Acquisition Basis, Initial CapEx, Ongoing CapEx)
BPO Value	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (As-Is Market Value)
BPO Date	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Temp Complete Date)

Data Field	Procedure	Calculation	Data File(s)	Comments
Lease Term	Recalculate and compare	Recalculation: (Lease End - Lease Start) / 30	Final Data Tape (Lease End, Lease Start, Leased Status)	For Properties where the Leased Status data attribute is “No”, the Lease Term data field was recalculated as “n/a”.
Rem. Lease Term	Recalculate and compare	Recalculation: (Lease End - Property Cut-Off Date) / 30	Final Data Tape (Lease End, Leased Status, Month to Month?)	For Properties where the Leased Status data attribute is “No” or the Month to Month? data attribute is “Yes”, the Rem. Lease Term data field was recalculated as “n/a”.
Month to Month?	Recalculate and compare	Recalculation: if Current Vacancy Status is “Occupied” and Lease End is prior to the Property Cut-Off Date, then “Yes”; otherwise, “No”	Final Data Tape (Lease End, Current Vacancy Status)
Section 8?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (S8Approved)
Delinquent?	Recalculate and compare	Recalculation: if Outs. Balance is $0, then “No”; otherwise, “Yes”	Final Data Tape (Outs. Balance)
Outs. Balance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (Outstanding Balance)
Mo. Market Rent	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (MarketRent)

Data Field	Procedure	Calculation	Data File(s)	Comments
GPR	Recalculate and compare	Recalculation: if Leased Status is “No”, then Mo. Market Rent * 12; otherwise, Mo. Actual Base Rent * 12	Final Data Tape (Leased Status, Mo. Market Rent, Mo. Actual Base Rent)
Other Income	Recalculate and compare	Recalculation: GPR * 3.5%	Final Data Tape (GPR)
Total Gross Revenue	Recalculate and compare	Recalculation: GPR + Other Income	Final Data Tape (GPR, Other Income)
Vacancy / Collection Loss	Recalculate and compare	Recalculation: Total Gross Revenue * 6%	Final Data Tape (Total Gross Revenue)
EGI	Recalculate and compare	Recalculation: Total Gross Revenue - Vacancy / Collection Loss	Final Data Tape (Total Gross Revenue, Vacancy / Collection Loss)
Management Fee	Recalculate and compare	Recalculation: EGI * 6%	Final Data Tape (EGI)
Property Taxes	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (Property Taxes)
HOA Expense	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (HOA Fees)
Insurance Expense	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (Insurance)
R&M	Recalculate and compare	Recalculation: EGI * 9.2%	Final Data Tape (EGI)

Data Field	Procedure	Calculation	Data File(s)	Comments
Leasing & Marketing	Recalculate and compare	Recalculation: EGI * 0%	Final Data Tape (EGI)
Turnover	Recalculate and compare	Recalculation: EGI * 4%	Final Data Tape (EGI)
Other Expense	Recalculate and compare	Recalculation: EGI * 2.6%	Final Data Tape (EGI)
Total Operating Expenses	Recalculate and compare	Recalculation: Management Fee + Property Taxes + HOA Expense + Insurance Expense + R&M + Leasing & Marketing + Turnover + Other Expense	Final Data Tape (Management Fee, Property Taxes, HOA Expense, Insurance Expense, R&M, Leasing & Marketing, Turnover, Other Expense)
Net Operating Income	Recalculate and compare	Recalculation: EGI - Total Operating Expenses	Final Data Tape (EGI, Total Operating Expenses)
CapEx Reserve	Recalculate and compare	Recalculation: $500 per Property	n/a
Net Cash Flow	Recalculate and compare	Recalculation: Net Operating Income - CapEx Reserve	Final Data Tape (Net Operating Income, CapEx Reserve)